UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 26, 2016

RACKWISE, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54519	27-0997534
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2365 Iron Point Road, Suite 190 Folsom, CA 95630 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (916) 984-6000

(Registrant’s former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 – OTHER EVENTS

Item 8.01     Other Events

As previously reported on this Form 8-K originally filed on April 7, 2016, Rackwise, Inc. (the “Company”) intended to commence filing its delinquent reports pursuant to the Securities Exchange Act of 1934 (the “1934 Act Reports”) by early July, 2016. However, due to unanticipated delays, the Company has not yet finalized its delinquent 1934 Act Reports commencing with the Form 10-Q for the 2nd Quarter of 2014.  The Company continues to diligently work on its delinquent 1934 Act Reports and anticipates being able to commence filing these delinquent 1934 Act Reports as soon as possible upon their completion and approval by the Company’s accountants and its newly retained securities counsel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2016	RACKWISE, INC.

	By:	/s/ Guy A. Archbold
Guy A. Archbold, Chief Executive Officer

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